UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on October 9, 2024, Arcadium Lithium plc, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company” or “Arcadium”), entered into a Transaction Agreement (the “Transaction Agreement”) with Rio Tinto Western Holdings Limited and Rio Tinto BM Subsidiary Limited (“Buyer”), pursuant to which, in accordance with a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991, at the effective time, all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”), including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the securities exchange operated by ASX Limited, then outstanding will be transferred from the shareholders of the Company to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme) in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share (the “Transaction”).

On February 13, 2025, in connection with the Transaction and pursuant to the Indenture, dated as of June 25, 2020, by and among the Company, Livent Corporation (“Livent”) and U.S. Bank Trust Company, National Association (as amended and supplemented by the First Supplemental Indenture thereto, dated as of January 4, 2024, and the Second Supplemental Indenture thereto, dated as of January 1, 2025, the “Indenture”), which Indenture governs Livent’s 4.125% Convertible Senior Notes due 2025 (the “Notes”), the Company delivered to the Trustee and the holders of the Notes a Notice of Merger Event (the “Merger Event Notice”). A copy of the Merger Event Notice is attached hereto as Exhibit 99.1.

The information in Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise set forth herein or as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K (this “Form 8-K”) are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the Company based on currently available information. There are important factors that could cause Arcadium’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the factors described under the caption entitled “Risk Factors” in Arcadium’s 2023 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 29, 2024, as well as other SEC filings and public communications. Although Arcadium believes the expectations reflected in the forward-looking statements are reasonable, Arcadium cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Arcadium nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Arcadium is under no duty to update any of these forward-looking statements after the date of this Form 8-K to conform its prior statements to actual results or revised expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Notice of Merger Event, dated February 13, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	ARCADIUM LITHIUM PLC

	By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi
Vice President and Chief Financial Officer